                                    PIONEER
                                      FUND

                                     Annual
                                     Report

                                    12/31/02

                                                                       [STANDARD
                                                                        & POOR'S
                                                                     SELECT FUND
                                                                           LOGO]

[PIONEER
INVESTMENTS(R) LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                 1
      Portfolio Summary                                         2
      Performance Update                                        3
      Portfolio Management Discussion                           7
      Schedule of Investments                                  11
      Financial Statements                                     20
      Notes to Financial Statements                            28
      Report of Independent Auditors                           35
      The Pioneer Family of Mutual Funds                       36
      Trustees, Officers and Service Providers                 37
      Retirement Plans from Pioneer                            42
      Programs and Services for Pioneer Shareowners            44

     PIONEER FUND

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

     In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

     Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multinational operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments(R), including $18.5 billion for U.S. investors.

     We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

     Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/ Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER FUND
     PORTFOLIO SUMMARY 12/31/02

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [PIE CHART] numbers shown are percentages

                                        DEPOSITARY RECEIPTS
                                         FOR INTERNATIONAL     INTERNATIONAL COMMON    U.S. DENOMINATED -       TEMPORARY CASH
U.S. COMMON STOCKS                             STOCKS                 STOCKS                FOREIGN              INVESTMENTS
------------------                      -------------------    --------------------    ------------------       --------------
91.3                                            4.5                     2                     0.5                    1.7

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

     [PIE CHART] numbers shown are in percentages

Financials                                                                       16.4
Consumer Discretionary                                                             14
Industrials                                                                        14
Information Technology                                                           11.5
Health Care                                                                      11.4
Consumer Staples                                                                   11
Energy                                                                              9
Materials                                                                         6.3
Telecommunication Services                                                        4.2
Utilities                                                                         2.2

     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  ChevronTexaco Corp.               2.81%   6.  Johnson & Johnson Co.            1.90%
       2.  IBM Corp.                         2.34    7.  McGraw-Hill Co., Inc.            1.81
       3.  SBC Communications, Inc.          2.27    8.  John Wiley & Sons, Inc.          1.56
       4.  Schering-Plough Corp.             2.06    9.  Walgreen Co.                     1.55
       5.  Exxon Mobil Corp.                 1.95   10.  Target Corp.                     1.54

     Fund holdings will vary for other periods.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/02                              CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/02    12/31/01
                            $30.76    $38.87
 DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (1/1/02 - 12/31/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.2568    $-             $-

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index and the Lipper Growth and Income Fund Index.

                                                                                                        LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*               S&P 500 INDEX                FUND INDEX
                                                      -------------               -------------         ------------------------
12/92                                                      9425                       10000                       10000
12/93                                                     10767                       11003                       11462
                                                          10705                       11154                       11415
                                                          13557                       15331                       14969
12/96                                                     16228                       18841                       18064
                                                          22471                       25120                       22919
                                                          28987                       32284                       26031
12/99                                                     33515                       39062                       29118
                                                          33555                       35506                       29233
12/01                                                     29821                       31302                       27063
12/02                                                     23779                       24401                       22220

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

                       NET      PUBLIC
                      ASSET    OFFERING
       PERIOD         VALUE     PRICE*
10 Years                9.70%     9.05%
5 Years                 1.14     -0.05
1 Year                -20.26    -24.85

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/02                              CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/02        12/31/01
                            $30.14        $38.13

 DISTRIBUTIONS PER SHARE     INCOME         SHORT-TERM      LONG-TERM
   (1/1/02 - 12/31/02)      DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                             $ -           $     -          $     -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard &
    Poor's (S&P) 500 Index and the Lipper Growth and Income Fund Index.

                                                                                                        LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*               S&P 500 INDEX                FUND INDEX
                                                      -------------               -------------         ------------------------
7/96                                                      10000                       10000                       10000
                                                          10991                       11100                       11126
12/97                                                     15079                       14799                       14116
                                                          19275                       19020                       16033
12/99                                                     22094                       23013                       17935
                                                          21927                       20918                       18005
12/01                                                     19323                       18441                       16669
12/02                                                     15274                       14349                       13686

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

                       NET      PUBLIC
                      ASSET    OFFERING
       PERIOD         VALUE     PRICE*
Life-of-Class           6.73%     6.73%
  (7/1/96)
5 Year                  0.26      0.09
1 Year                -20.96    -24.12

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC)( at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 6/30/96 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/02                              CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/02        12/31/01
                            $29.84        $37.74
 DISTRIBUTIONS PER SHARE     INCOME         SHORT-TERM        LONG-TERM
   (1/1/02 - 12/31/02)      DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                            $0.0238        $-               $-

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index and the Lipper Growth and Income Fund Index.

                                                                                                        LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*               S&P 500 INDEX                FUND INDEX
                                                      -------------               -------------         ------------------------
7/96                                                       9900                       10000                       10000
                                                          10764                       11100                       11126
12/97                                                     14774                       14799                       14116
                                                          18888                       19020                       16033
12/99                                                     21661                       23013                       17935
                                                          21505                       20918                       18005
12/01                                                     18959                       18441                       16669
12/02                                                     15002                       14349                       13686

                          AVERAGE ANNUAL TOTAL RETURNS
                           (As of December 31, 2002)

                       NET       PUBLIC
                      ASSET     OFFERING
       PERIOD         VALUE    PRICE/CDSC*
Life-of-Class           6.61%      6.44%
(7/1/96)
5 Year                  0.31       0.11
1 Year                -20.87     -21.66

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
(CDSC) applies to redemptions made within one year of purchase.

    The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 6/30/96 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PERFORMANCE UPDATE 12/31/02                              CLASS Y SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/02        12/31/01
                            $30.82        $38.93
 DISTRIBUTIONS PER SHARE     INCOME         SHORT-TERM        LONG-TERM
   (1/1/02 - 12/31/02)      DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                            $0.3920        $-               $-

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard &
    Poor's (S&P) 500 Index and the Lipper Growth and Income Fund Index.

                                                                                                        LIPPER GROWTH AND INCOME
                                                      PIONEER FUND*               S&P 500 INDEX                FUND INDEX
                                                      -------------               -------------         ------------------------
5/99                                                      10000                       10000                       10000
12/99                                                     10800                       11133                       10287
12/00                                                     10854                       10119                       10328
12/01                                                      9687                        8921                        9561
12/02                                                      7758                        6954                        7850

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2002)

                       NET      PUBLIC
                      ASSET    OFFERING
       PERIOD         VALUE     PRICE*
Life-of-Class          -6.70%    -6.70%
(5/6/99)
1 Year                -19.92%   -19.92

    The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Fund Index comparison begins on 5/31/99 and reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

    Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02
--------------------------------------------------------------------------------

     In the following discussion, John Carey, portfolio manager of Pioneer Fund, gives his overview of the challenging market of last year and how it affected the Fund.

     Q:  PLEASE DISCUSS THE RESULTS FOR THE FUND OVER THE PAST YEAR.

     A: Of course everyone who followed the stock market during 2002 will know that the market in general did poorly. Throughout the year, investors were troubled by earnings shortfalls, corporate scandals, international tensions and the uncertain economy. While the market from time to time showed strength, it finished the year with a thud. As measured by the S&P 500, the market closed down 22.05%. By comparison, Class A shares of Pioneer Fund declined by 20.26% at net asset value. While our returns compared favorably with the S&P 500, the absolute amount of our loss was the most we had experienced in a single calendar year since 1937.

       Especially painful were the declines in our pharmaceutical and automotive stocks. Technology issues turned in another awful year. Individual securities in the energy and financial services sectors also hurt performance. On the brighter side, we had some outstanding successes in industrials and consumer staples. Our gold-mining stock, Newmont Mining, was up 55% as speculators flocked to precious metals at an anxious time in world affairs.

         One theme that emerged towards the end of the year, as the administration in Washington began to talk of the possibility of reducing the taxation of dividends, was the importance of income. We have always emphasized dividend-paying stocks in the portfolio, and so we were happy that many of our stocks were receiving positive attention.

     Q: WHAT IS YOUR VIEW OF THE CURRENT MARKET ENVIRONMENT? HOW DOES THE WORLDWIDE POLITICAL SITUATION AFFECT THE WAY YOU STRUCTURE THE PORTFOLIO?

     A: The market remains difficult, though we believe one might reasonably expect some improvement with a better economy. Major short-term issues for the market include the problems with Iraq and North Korea, the chaos in Venezuela and the financial distress in Brazil, among other

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02 (CONTINUED)

       international trouble spots. The management and accounting offenses disclosed over the past year or so also remain fresh in investors' memories. It has likewise seemed that no sooner did the November elections end than the 2004 presidential campaign began. The possibility that at last some consensus might emerge in Washington over fiscal stimuli, tax relief and regulatory reform now appear less likely, though we may yet be surprised.

         For us, the key to the valuation of stocks is the level of earnings a company can achieve over a certain period of time. Every minute we spend "glued to the screen" and worrying about the things that will go bump in the night, whether we are watching for them or not, is a minute we have lost from our study of companies and their prospects.

     Q: ARE THERE ANY SECTORS YOU FIND PARTICULARLY ATTRACTIVE NOW OR, ALTERNATIVELY, THAT YOU ARE AVOIDING?

     A: We remain interested in some of the cyclical sectors and industries that we think might respond well as the business cycle turns upward. Basic materials, energy, industrials and consumer discretionary are all sectors where we have significant holdings. We have average exposure to technology, where we do see the prospects for recovery, but where the stock-price valuations are not in every case as cheap as one might expect, given the dismal recent history of so many of the companies. We have been cautious on the financials, though we continue "nibbling" at them when we see a buying opportunity. Health care is also an area where we are underweight relative to the S&P 500.

         During the second half of the year, we added eight positions to the Pioneer Fund portfolio and eliminated fifteen positions. New positions included Lockheed Martin, leader in aerospace; United Parcel Service, premier package deliverer; Family Dollar Stores, discount retailer; United Health Group and Wellpoint Health Network, health-care providers; and Consolidated Edison and Southern Company, electric utilities. We also received shares of Del Monte Foods in a spin out from H.J. Heinz.

     PIONEER FUND

         Shares sold covered the gamut from technology and retailing to entertainment and pharmaceuticals. In some cases, notably in our sales of Kohl's and Viacom, we realized very substantial profits from long-term holdings that we thought had reached a full value. In other cases, for example Electronic Data Systems, Interpublic, Safeway, Allegheny Energy and Corning, we sold out of distress over the difficulties in which the companies found themselves. In other cases, for instance Ingersoll Rand and Glaxo SmithKline, we just felt we had more attractive alternatives.

     Q: HOW CAN AN INVESTOR USE THE 75-YEAR HISTORY OF PIONEER FUND TO HIGHLIGHT THE IMPORTANCE OF A LONG-TERM INVESTMENT HORIZON?

     A: Over seven-and-a-half decades, we have seen many different kinds of markets, many different economic conditions, many different international situations. Yet over that whole period, stocks have usually moved higher when the fundamentals have supported such a move. The main driver of higher share prices has always been the earnings stream of the companies. Dividends, which companies pay out of earnings, have also contributed a substantial part of the total return on stocks over the long term. When companies have not done well, eventually their shares have not done well. There does appear to be a correlation between sound business success and attractive investment opportunities.

         The problems some people have when they approach the stock market arise from thinking there are some secrets or mysterious formulae or behind-the-scenes manipulators determining everything. Those people will then exhaust themselves in searching for the secrets or seeking to divine the formulae or ingratiating themselves with -- or themselves becoming -- the manipulators. Such paths lead to frustration and failure because the market is both simpler and more complex than the pat explanations. Simpler in that earnings are central, more complex in that estimating earnings requires consideration of many variables.

         Also sometimes overlooked is the likelihood of making mistakes! That is why diversification is so important. We are reminded of the old saying, "Judgment comes from experience, experience comes from bad judg-

     PIONEER FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/02 (CONTINUED)

       ment." Over time it is possible to build up a "memory bank" of the kinds of things that can go wrong and the warning signs that they're about to happen. For us this is very much still a "work in progress," but our rich experience of 75 years has provided us with much material to form our judgment.

     Q: AFTER THREE YEARS OF DREADFUL STOCK MARKETS, MANY PEOPLE ARE WONDERING IF THERE WILL BE A REBOUND IN 2003. WHAT ARE YOUR THOUGHTS?

     A: In looking every day, as we do, at stock prices, we find that bad news appears reflected in many of the prices, but that good news is still greeted skeptically by investors and is not in too many of the prices. From our point of view as contrarian investors, the negative sentiment is a buying signal. Certainly prices are much lower than they were three years ago for companies that in many cases are bigger, stronger, and more profitable. In other cases, the market does not seem to have discounted at all the prospects for recovery in earnings at companies.

         Other encouraging conditions to which we would point include low interest rates, moderate inflation, high productivity and implementation of major cost controls at many companies. Capital spending should, we think, improve over the next two years, and that will help increase the economic growth rate. Corporations are taking steps to restore their credibility. Inventories are under control. In short, there are reasons for optimism. Thank you very much for your continued support during these challenging times.

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/02

  SHARES                                                                       VALUE
               COMMON STOCKS - 98.3%
               ENERGY - 8.9%
               INTEGRATED OIL & GAS - 7.4%
  1,484,852    BP Amoco Plc (A.D.R.)                                       $   60,359,234
  2,270,500    ChevronTexaco Corp.                                            150,942,840
    660,044    ConocoPhillips                                                  31,939,529
  3,006,986    Exxon Mobil Corp.                                              105,064,091
    600,000    Royal Dutch Petroleum Co.                                       26,412,000
    700,000    Shell Transport & Trading Co. (A.D.R.)                          27,244,000
                                                                           --------------
                                                                           $  401,961,694
                                                                           --------------
               OIL & GAS DRILLING - 1.5%
    623,000    Schlumberger, Ltd.                                          $   26,222,070
  1,140,200    Smith International, Inc.*                                      37,193,324
    851,252    Transocean Offshore, Inc.                                       19,749,046
                                                                           --------------
                                                                           $   83,164,440
                                                                           --------------
               TOTAL ENERGY                                                $  485,126,134
                                                                           --------------
               MATERIALS - 6.2%
               ALUMINUM - 0.8%
  1,826,000    Alcoa, Inc.                                                 $   41,596,280
                                                                           --------------
               COMMODITY CHEMICALS - 1.6%
    500,000    Air Products & Chemicals, Inc.                              $   21,375,000
  1,000,000    Dow Chemical Co.                                                29,700,000
    916,896    E.I. du Pont de Nemours and Co.                                 38,876,390
                                                                           --------------
                                                                           $   89,951,390
                                                                           --------------
               DIVERSIFIED CHEMICALS - 0.4%
    400,000    PPG Industries, Inc.                                        $   20,060,000
                                                                           --------------
               DIVERSIFIED METALS & MINING - 1.9%
    797,900    Phelps Dodge Corp.*                                         $   25,253,535
  4,000,000    Rio Tinto Plc                                                   79,911,271
                                                                           --------------
                                                                           $  105,164,806
                                                                           --------------
               PAPER PACKAGING - 0.3%
    755,000    Greif Brothers Corp.                                        $   17,969,000
                                                                           --------------
               PAPER PRODUCTS - 0.5%
  1,080,000    Meadwestvaco Corp.                                          $   26,686,800
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/02                             (CONTINUED)

  SHARES                                                                       VALUE
               PRECIOUS METALS & MINERALS - 0.7%
  1,313,500    Newmont Mining Corp.                                        $   38,130,905
                                                                           --------------
               TOTAL MATERIALS                                             $  339,559,181
                                                                           --------------
               CAPITAL GOODS - 7.2%
               AEROSPACE & DEFENSE - 2.0%
    600,000    Boeing Co.                                                  $   19,794,000
  1,012,300    General Dynamics Corp.                                          80,346,251
    200,000    Lockheed Martin Corp.                                           11,550,000
                                                                           --------------
                                                                           $  111,690,251
                                                                           --------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
    445,800    Emerson Electric Co.                                        $   22,668,930
    315,500    General Electric Co.                                             7,682,425
                                                                           --------------
                                                                           $   30,351,355
                                                                           --------------
               INDUSTRIAL CONGLOMERATES - 2.9%
    100,000    3M Co.                                                      $   12,330,000
    541,100    Diebold, Inc.                                                   22,304,142
    480,800    Illinois Tool Works, Inc.                                       31,184,688
    563,300    Johnson Controls, Inc.                                          45,159,761
    750,000    United Technologies Corp.                                       46,455,000
                                                                           --------------
                                                                           $  157,433,591
                                                                           --------------
               INDUSTRIAL MACHINERY - 1.7%
    900,000    Caterpillar, Inc.                                           $   41,148,000
  1,200,000    Deere & Co.                                                     55,020,000
                                                                           --------------
                                                                           $   96,168,000
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  395,643,197
                                                                           --------------
               COMMERCIAL SERVICES & SUPPLIES - 2.9%
               DATA PROCESSING SERVICES - 1.4%
  1,014,200    Automatic Data Processing, Inc.                             $   39,807,350
    552,800    DST Systems, Inc.*                                              19,652,040
    551,250    Fiserv, Inc.*                                                   18,714,938
                                                                           --------------
                                                                           $   78,174,328
                                                                           --------------
               EMPLOYMENT SERVICES - 0.6%
  2,133,800    Robert Half International, Inc.*                            $   34,375,518
                                                                           --------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               OFFICE SERVICES & SUPPLIES - 0.9%
  1,243,900    Canon, Inc. (A.D.R.)*                                       $   45,837,715
                                                                           --------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                        $  158,387,561
                                                                           --------------
               TRANSPORTATION - 3.6%
               AIRLINES - 0.9%
  3,538,600    Southwest Airlines Co.                                      $   49,186,540
                                                                           --------------
               RAILROADS - 2.2%
  1,054,200    Burlington Northern, Inc.                                   $   27,419,742
  3,730,100    Norfolk Southern Corp.                                          74,564,699
    320,800    Union Pacific Corp.                                             19,206,296
                                                                           --------------
                                                                           $  121,190,737
                                                                           --------------
               TRUCKING - 0.5%
    450,000    United Parcel Service                                       $   28,386,000
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  198,763,277
                                                                           --------------
               AUTOMOBILES & COMPONENTS - 2.0%
               AUTOMOBILE MANUFACTURERS - 2.0%
  3,457,168    Ford Motor Corp.                                            $   32,151,662
  1,100,000    General Motors Corp.                                            40,546,000
    825,000    PACCAR, Inc.                                                    38,057,250
                                                                           --------------
                                                                           $  110,754,912
                                                                           --------------
               TOTAL AUTOMOBILES & COMPONENTS                              $  110,754,912
                                                                           --------------
               CONSUMER DURABLES & APPAREL - 1.7%
               HOUSEWARES & SPECIALTIES - 0.6%
    829,600    Sony Corp. (A.D.R.)                                         $   34,270,776
                                                                           --------------
               PHOTOGRAPHIC PRODUCTS - 1.1%
  1,637,400    Eastman Kodak Co.                                           $   57,374,496
                                                                           --------------
               TOTAL CONSUMER DURABLES & APPAREL                           $   91,645,272
                                                                           --------------
               MEDIA - 6.0%
               ADVERTISING - 1.0%
    890,200    Omnicom Group.                                              $   57,506,920
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/02                             (CONTINUED)

  SHARES                                                                       VALUE
               PUBLISHING - 5.0%
    443,000    Dow Jones & Co., Inc.                                       $   19,150,890
  1,000,000    Gannett Co.                                                     71,800,000
  3,494,400    John Wiley & Sons, Inc.+                                        83,900,544
  1,606,000    McGraw-Hill Co., Inc.                                           97,066,640
                                                                           --------------
                                                                           $  271,918,074
                                                                           --------------
               TOTAL MEDIA                                                 $  329,424,994
                                                                           --------------
               RETAILING - 4.0%
               DEPARTMENT STORES - 0.3%
    884,800    May Department Stores Co.                                   $   20,332,704
                                                                           --------------
               GENERAL MERCHANDISE STORES - 2.9%
    700,000    Family Dollar Stores, Inc.                                  $   21,847,000
  2,760,000    Target Corp.                                                    82,800,000
  1,052,000    Wal-Mart Stores, Inc.                                           53,136,520
                                                                           --------------
                                                                           $  157,783,520
                                                                           --------------
               HOME IMPROVEMENT RETAIL - 0.7%
  1,000,000    Lowe's Companies, Inc.                                      $   37,500,000
                                                                           --------------
               SPECIALTY STORES - 0.1%
    305,700    Barnes & Noble, Inc.*                                       $    5,523,999
                                                                           --------------
               TOTAL RETAILING                                             $  221,140,223
                                                                           --------------
               FOOD & DRUG RETAILING - 7.0%
               DRUG RETAIL - 1.8%
    559,800    CVS Corp.                                                   $   13,978,206
  2,851,200    Walgreen Co.                                                    83,226,528
                                                                           --------------
                                                                           $   97,204,734
                                                                           --------------
               FOOD DISTRIBUTORS - 1.0%
    578,861    Del Monte Foods Co.*                                        $    4,457,227
  1,732,400    Sysco Corp.                                                     51,608,196
                                                                           --------------
                                                                           $   56,065,423
                                                                           --------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               FOOD RETAIL - 4.2%
  1,766,000    Campbell Soup Co.                                           $   41,448,020
    960,600    General Mills, Inc.                                             45,100,170
  1,496,150    H.J. Heinz Co., Inc.                                            49,178,451
    550,000    Hershey Foods Corp.                                             37,092,000
  2,558,900    Sara Lee Corp.                                                  57,600,839
                                                                           --------------
                                                                           $  230,419,480
                                                                           --------------
               TOTAL FOOD & DRUG RETAILING                                 $  383,689,637
                                                                           --------------
               FOOD, BEVERAGE & TOBACCO - 1.1%
               SOFT DRINKS - 1.1%
  1,357,900    PepsiCo, Inc.                                               $   57,330,538
                                                                           --------------
               TOTAL FOOD, BEVERAGE & TOBACCO                              $   57,330,538
                                                                           --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
               HOUSEHOLD PRODUCTS - 2.7%
  1,358,600    Colgate-Palmolive Co.                                       $   71,231,398
    900,000    Procter & Gamble Co.*                                           77,346,000
                                                                           --------------
                                                                           $  148,577,398
                                                                           --------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                         $  148,577,398
                                                                           --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
               HEALTH CARE DISTRIBUTORS & SERVICES - 3.3%
  1,233,300    Abbott Laboratories                                         $   49,332,000
  1,228,000    Bristol-Myers Squibb Co.                                        28,428,200
  1,900,000    Johnson & Johnson Co.                                          102,049,000
                                                                           --------------
                                                                           $  179,809,200
                                                                           --------------
               HEALTH CARE EQUIPMENT - 0.8%
  1,532,800    Becton, Dickinson & Co.                                     $   47,041,632
                                                                           --------------
               MANAGED HEALTH CARE - 0.3%
    100,000    United Health Group, Inc.                                   $    8,350,000
    100,000    Wellpoint Health Networks, Inc.*                                 7,116,000
                                                                           --------------
                                                                           $   15,466,000
                                                                           --------------
               TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                      $  242,316,832
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/02                             (CONTINUED)

  SHARES                                                                       VALUE
               PHARMACEUTICALS & BIOTECHNOLOGY - 6.8%
               PHARMACEUTICALS - 6.8%
    949,000    Eli Lilly & Co.                                             $   60,261,500
  1,400,600    Merck & Co., Inc.                                               79,287,966
  1,200,000    Novartis AG (A.D.R.)                                            44,076,000
  1,600,000    Pfizer, Inc.                                                    48,912,000
    389,800    Roche Holdings AG                                               27,154,385
  4,992,800    Schering-Plough Corp.                                          110,840,160
                                                                           --------------
                                                                           $  370,532,011
                                                                           --------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $  370,532,011
                                                                           --------------
               BANKS - 8.4%
    400,000    Bank of America Corp.                                       $   27,828,000
    755,700    First Tennessee National Corp.                                  27,159,858
    445,810    Huntington Bancshares, Inc.                                      8,341,105
  1,686,600    Mellon Bank Corp.                                               44,037,126
  2,864,648    National City Corp.                                             78,262,183
  1,613,600    State Street Corp.                                              62,930,400
  1,000,000    SunTrust Banks, Inc.                                            56,920,000
  2,446,800    The Bank of New York Co., Inc.                                  58,625,328
  1,040,760    Washington Mutual, Inc.                                         35,937,443
    900,000    Wells Fargo & Co.                                               42,183,000
    439,200    Zions Bancorporation                                            17,282,081
                                                                           --------------
                                                                           $  459,506,524
                                                                           --------------
               TOTAL BANKS                                                 $  459,506,524
                                                                           --------------
               DIVERSIFIED FINANCIALS - 3.5%
               DIVERSIFIED FINANCIAL SERVICES - 3.5%
    900,000    American Express Co.                                        $   31,815,000
  1,015,500    Federated Investors, Inc.*                                      25,763,235
  1,242,000    Merrill Lynch & Co., Inc.                                       47,133,900
    693,500    Morgan Stanley, Dean Witter and Co.                             27,684,520
  2,100,000    T. Rowe Price Associates, Inc.                                  57,288,000
                                                                           --------------
                                                                           $  189,684,655
                                                                           --------------
               TOTAL DIVERSIFIED FINANCIALS                                $  189,684,655
                                                                           --------------
               INSURANCE - 4.2%
               INSURANCE BROKERS - 1.2%
  1,443,000    Marsh & McLennan Co., Inc.                                  $   66,681,030
                                                                           --------------

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  SHARES                                                                       VALUE
               MULTI-LINE INSURANCE - 1.0%
    962,218    American International Group, Inc.                          $   55,664,311
                                                                           --------------
               PROPERTY & CASUALTY INSURANCE - 2.0%
  1,174,200    Chubb Corp.                                                 $   61,293,240
    760,400    Safeco Corp.                                                    26,363,068
    647,600    St. Paul Companies, Inc.                                        22,050,780
                                                                           --------------
                                                                           $  109,707,088
                                                                           --------------
               TOTAL INSURANCE                                             $  232,052,429
                                                                           --------------
               SOFTWARE & SERVICES - 3.7%
               APPLICATION SOFTWARE - 3.0%
    916,000    Adobe Systems, Inc.                                         $   22,817,560
    909,600    BMC Software, Inc.*                                             15,563,256
  1,540,000    Microsoft Corp.*                                                79,618,000
  1,000,000    Synopsys, Inc.*                                                 46,150,000
                                                                           --------------
                                                                           $  164,148,816
                                                                           --------------
               SYSTEMS SOFTWARE - 0.7%
  1,023,100    Computer Sciences Corp.*                                    $   35,245,795
                                                                           --------------
               TOTAL SOFTWARE & SERVICES                                   $  199,394,611
                                                                           --------------
               TECHNOLOGY HARDWARE & DEVELOPMENT - 7.7%
               COMPUTER HARDWARE - 3.1%
  1,125,000    Dell Computer Corp.*                                        $   30,082,500
  1,624,000    IBM Corp.                                                      125,860,000
  4,300,000    Sun Microsystems, Inc.*                                         13,373,000
                                                                           --------------
                                                                           $  169,315,500
                                                                           --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
    800,000    Veeco Instruments, Inc.*                                    $    9,248,000
                                                                           --------------
               SEMICONDUCTOR EQUIPMENT - 1.2%
  3,074,000    Applied Materials, Inc.*                                    $   40,054,220
  1,027,000    Novellus Systems, Inc.*                                         28,838,160
                                                                           --------------
                                                                           $   68,892,380
                                                                           --------------
               SEMICONDUCTORS - 2.1%
  1,600,000    Altera Corp.*                                               $   19,744,000
  3,240,000    Intel Corp.                                                     50,446,800
  2,868,000    Texas Instruments, Inc.                                         43,048,680
                                                                           --------------
                                                                           $  113,239,480
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND
     SCHEDULE OF INVESTMENTS 12/31/02                             (CONTINUED)

  SHARES                                                                       VALUE
               TELECOMMUNICATIONS EQUIPMENT - 1.1%
  3,208,261    Motorola, Inc.                                              $   27,751,458
  2,100,000    Nokia Corp. (A.D.R.)                                            32,550,000
                                                                           --------------
                                                                           $   60,301,458
                                                                           --------------
               TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                     $  420,996,818
                                                                           --------------
               TELECOMMUNICATION SERVICES - 4.2%
               INTEGRATED TELECOMMUNICATION SERVICES - 4.2%
    505,448    Alltel Corp.                                                $   25,777,848
  3,059,600    BellSouth Corp.                                                 79,151,852
  4,495,637    SBC Communications, Inc.                                       121,876,719
                                                                           --------------
                                                                           $  226,806,419
                                                                           --------------
               TOTAL TELECOMMUNICATION SERVICES                            $  226,806,419
                                                                           --------------
               UTILITIES - 2.1%
               ELECTRIC UTILITIES - 1.0%
    710,000    American Electric Power Co., Inc.*                          $   19,404,300
    200,000    Consolidated Edison, Inc.                                        8,564,000
  1,068,900    DPL, Inc.                                                       16,396,926
    300,000    Southern Co.                                                     8,517,000
                                                                           --------------
                                                                           $   52,882,226
                                                                           --------------
               GAS UTILITIES - 0.7%
    558,600    KeySpan Energy Corp.                                        $   19,685,064
    767,533    Vectren Corp.                                                   17,653,259
                                                                           --------------
                                                                           $   37,338,323
                                                                           --------------
               WATER UTILITIES - 0.4%
    552,600    American Water Works Co., Inc.                              $   25,132,248
                                                                           --------------
               TOTAL UTILITIES                                             $  115,352,797
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $4,386,481,574)                                       $5,376,685,420
                                                                           --------------

  18
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

 PRINCIPAL
  AMOUNT                                                                       VALUE
               TEMPORARY CASH INVESTMENTS - 1.7%
               REPURCHASE AGREEMENT - 0.4%
$20,100,000    Credit Suisse First Boston Group, Inc., 1.05%, dated
               12/31/02, repurchase price of $20,100,000 plus accrued
               interest on 1/2/03 collateralized by $19,550,000 U.S.
               Treasury Note, 10.75%, 5/15/03                              $   20,100,000
                                                                           --------------
               TOTAL REPURCHASE AGREEMENT                                  $   20,100,000
                                                                           --------------
               SECURITY LENDING COLLATERAL - 1.3%
 73,680,100    Securities Lending Investment Fund, 1.33%                   $   73,680,100
                                                                           --------------
               TOTAL SECURITY LENDING COLLATERAL                           $   73,680,100
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $93,780,100)                                          $   93,780,100
                                                                           --------------
               TOTAL COMMON STOCKS AND TEMPORARY CASH INVESTMENTS - 100%
               (Cost $4,480,261,674)(a)(b)(c)                              $5,470,465,520
                                                                           ==============

    * Non-income producing security.

    + Investment held by the fund representing 5% or more of the outstanding voting stock of such company.

    (a) At December 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $4,483,835,518 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of value
          over tax cost                                       $1,521,179,532
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                       (534,549,530)
                                                              --------------
          Net unrealized gain                                 $  986,630,002
                                                              ==============

    (b) At December 31, 2002, the Fund had a net capital loss carryforward of $273,239,289, which will expire between 2009 and 2010, if not utilized.

    (c) The Fund elected to defer approximately $138,910,633 of capital losses recognized between November 1, 2002 and December 31, 2002, to its fiscal year ending December 31, 2003.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002, aggregated
    $447,965,931 and $758,234,733, respectively.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 12/31/02

  ASSETS:
     Investment in securities, at value and temporary cash
       investments at amortized cost (including securities
       loaned of $71,179,117) (cost $4,480,261,674)            $5,470,465,520
     Cash                                                              67,008
     Receivables -
        Investment securities sold                                 20,747,875
        Fund shares sold                                            4,237,637
        Dividends, interest and foreign taxes withheld              7,807,838
     Other                                                             33,560
                                                               --------------
           Total assets                                        $5,503,359,438
                                                               --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                        $   37,970,740
        Fund shares repurchased                                     5,389,134
        Upon return of securities loaned                           73,680,100
     Due to affiliates                                              6,165,958
     Accrued expenses                                                 800,932
     Other                                                             17,506
                                                               --------------
           Total liabilities                                   $  124,024,370
                                                               --------------
  NET ASSETS:
     Paid-in capital                                           $4,803,640,891
     Accumulated undistributed net investment income                1,174,004
     Accumulated net realized loss on investments                (415,723,766)
     Net unrealized gain on investments                           990,203,846
     Net unrealized gain on assets and liabilities
       denominated in foreign currencies                               40,093
                                                               --------------
           Total net assets                                    $5,379,335,068
                                                               ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $4,584,648,510/149,056,015 shares)      $        30.76
                                                               ==============
     Class B (based on $488,242,093/16,200,442 shares)         $        30.14
                                                               ==============
     Class C (based on $226,182,738/7,580,101 shares)          $        29.84
                                                               ==============
     Class Y (based on $80,261,727/2,604,565 shares)           $        30.82
                                                               ==============
  MAXIMUM OFFERING PRICE:
     Class A ($30.76 / 94.25%)                                 $        32.64
                                                               ==============
     Class C ($29.84 / 99.00%)                                 $        30.14
                                                               ==============

  20
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     STATEMENT OF OPERATIONS

     FOR THE YEAR ENDED 12/31/02

 INVESTMENT INCOME:
    Dividends (net of foreign taxes
      withheld of $1,167,776)               $   116,498,635
    Interest                                        850,684
    Income from securities loaned, net               99,543
                                            ---------------
          Total investment income                              $   117,448,862
                                                               ---------------
 EXPENSES:
    Management fees
       Basic fee                            $    37,771,498
       Performance adjustment                    (1,379,835)
    Transfer agent fees
       Class A                                   14,190,959
       Class B                                    2,115,851
       Class C                                      726,693
       Class Y                                       74,103
    Distribution fees
       Class A                                   12,315,422
       Class B                                    5,892,584
       Class C                                    2,617,988
    Administrative fees                             974,584
    Custodian fees                                  327,887
    Professional fees                               235,603
    Printing                                        728,348
    Fees and expenses of nonaffiliated
      trustees                                      186,190
                                            ---------------
          Total expenses                                       $    76,777,875
          Less fees paid indirectly                                   (496,143)
                                                               ---------------
          Net expenses                                         $    76,281,732
                                                               ---------------
             Net investment income                             $    41,167,130
                                                               ---------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                          $  (305,004,958)
       Other assets and liabilities
         denominated in foreign currencies            8,370    $  (304,996,588)
                                            ---------------    ---------------
    Change in net unrealized gain (loss)
      from:
       Investments                          $(1,176,084,049)
       Other assets and liabilities
         denominated in foreign currencies           41,695    $(1,176,042,354)
                                            ---------------    ---------------
             Net loss on investments and
               foreign currency
               transactions                                    $(1,481,038,942)
                                                               ---------------
             Net decrease in net assets
               resulting from operations                       $(1,439,871,812)
                                                               ---------------

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER FUND
     STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE YEARS ENDED 12/31/02 AND 12/31/01, RESPECTIVELY

                                                                   YEAR              YEAR
                                                                   ENDED             ENDED
                       FROM OPERATIONS:                          12/31/02          12/31/01
 Net investment income                                        $    41,167,130   $    25,295,005
 Net realized loss on investments                                (304,996,588)     (107,152,012)
 Change in net unrealized gain (loss) on investments           (1,176,042,354)     (825,037,064)
                                                              ---------------   ---------------
       Net decrease in net assets resulting from operations   $(1,439,871,812)  $  (906,894,071)
                                                              ---------------   ---------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net investment income
       Class A ($0.26 and $0.16 per share, respectively)      $   (39,066,806)  $   (25,193,071)
       Class C ($0.02 and $0.00 per share, respectively)             (180,575)               --
       Class Y ($0.39 and $0.33 per share, respectively)           (1,022,218)         (869,420)
 Net realized gain:
       Class A ($0.00 and $0.30 per share, respectively)                   --       (46,740,671)
       Class B ($0.00 and $0.30 per share, respectively)                   --        (5,203,438)
       Class C ($0.00 and $0.30 per share, respectively)                   --        (2,175,911)
       Class Y ($0.00 and $0.30 per share, respectively)                   --          (764,213)
                                                              ---------------   ---------------
             Total distributions to shareowners               $   (40,269,599)  $   (80,946,724)
                                                              ---------------   ---------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $   949,583,716   $ 1,647,043,556
 Reinvestment of distributions                                     34,397,113        68,492,291
 Cost of shares repurchased                                    (1,330,063,698)   (1,126,787,238)
                                                              ---------------   ---------------
       Net increase (decrease) in net assets resulting from
        fund share transactions                               $  (346,082,869)  $   588,748,609
                                                              ---------------   ---------------
       Net decrease in net assets                             $(1,826,224,280)  $  (399,092,186)
 NET ASSETS:
 Beginning of year                                              7,205,559,348     7,604,651,534
                                                              ---------------   ---------------
 End of year (including accumulated undistributed net
  investment income of $1,174,004 and $268,103, respectively) $ 5,379,335,068   $ 7,205,559,348
                                                              ===============   ===============

  22
   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

             CLASS A                '02 SHARES      '02 AMOUNT      '01 SHARES      '01 AMOUNT
 Shares sold                         20,614,457   $   721,548,534    28,044,650   $1,155,390,494
 Reinvestment of distributions          986,492        33,337,885     1,601,517       61,629,184
 Less shares repurchased            (30,537,915)   (1,056,094,249)  (21,806,196)    (882,794,607)
                                    -----------   ---------------   -----------   --------------
    Net increase (decrease)          (8,936,966)  $  (301,207,830)    7,839,971   $  334,225,071
                                    ===========   ===============   ===========   ==============
 CLASS B
 Shares sold                          3,504,416   $   120,638,678     5,581,366   $  225,403,594
 Reinvestment of distributions               --                --       109,682        4,130,620
 Less shares repurchased             (5,160,924)     (172,028,404)   (4,006,040)    (158,872,161)
                                    -----------   ---------------   -----------   --------------
    Net increase (decrease)          (1,656,508)  $   (51,389,726)    1,685,008   $   70,662,053
                                    ===========   ===============   ===========   ==============
 CLASS C
 Shares sold                          2,674,204   $    91,362,204     3,582,889   $  142,937,808
 Reinvestment of distributions            3,322           101,900        30,968        1,154,481
 Less shares repurchased             (2,585,589)      (85,053,658)   (1,705,603)     (66,511,310)
                                    -----------   ---------------   -----------   --------------
    Net increase                         91,937   $     6,410,446     1,908,254   $   77,580,979
                                    ===========   ===============   ===========   ==============
 CLASS Y
 Shares sold                            461,518   $    16,034,300     2,747,132   $  123,311,660
 Reinvestment of distributions           28,026           957,328        41,083        1,578,006
 Less shares repurchased               (495,017)      (16,887,387)     (461,594)     (18,609,160)
                                    -----------   ---------------   -----------   --------------
    Net increase (decrease)              (5,473)  $       104,241     2,326,621   $  106,280,506
                                    ===========   ===============   ===========   ==============

   The accompanying notes are an integral part of these financial statements. 23

PIONEER FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         CLASS A                              12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
Net asset value, beginning of year                           $   38.87     $   44.26     $   47.60     $   43.30     $    34.95
                                                             ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
   Net investment income                                     $    0.27     $    0.18     $    0.16     $    0.18     $     0.21
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                           (8.12)        (5.11)        (0.14)         6.51           9.84
                                                             ----------    ----------    ----------    ----------    ----------
         Net increase (decrease) from investment
           operations                                        $   (7.85)    $   (4.93)    $    0.02     $    6.69     $    10.05
Distributions to shareowners:
   Net investment income                                         (0.26)        (0.16)        (0.12)        (0.17)         (0.21)
   Net realized gain                                                --         (0.30)        (3.24)        (2.22)         (1.49)
                                                             ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                   $   (8.11)    $   (5.39)    $   (3.34)    $    4.30     $     8.35
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                 $   30.76     $   38.87     $   44.26     $   47.60     $    43.30
                                                             ==========    ==========    ==========    ==========    ==========
Total return*                                                   (20.26)%      (11.13)%        0.12%        15.63%         29.00%
Ratio of net expenses to average net assets+                      1.11%         1.14%         1.11%         1.10%          1.09%
Ratio of net investment income to average net assets+             0.75%         0.43%         0.31%         0.39%          0.52%
Portfolio turnover rate                                              7%            6%           20%           10%             9%
Net assets, end of year (in thousands)                       $4,584,649    $6,140,520    $6,645,954    $6,638,130    $5,388,761
Ratios with reduction for fees paid indirectly:
   Net expenses                                                   1.10%         1.13%         1.09%         1.09%          1.08%
   Net investment income                                          0.76%         0.44%         0.33%         0.40%          0.53%

*    Assumes initial investment at net asset value at the
     beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS B                                                          12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
Net asset value, beginning of year                               $  38.13     $  43.61     $  47.24     $  43.20     $  35.01
                                                                 --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                           $  (0.09)    $  (0.12)    $  (0.18)    $  (0.12)    $  (0.04)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              (7.40)       (5.06)       (0.21)        6.38         9.72
                                                                 --------     --------     --------     --------     --------
         Net increase (decrease) from investment operations      $  (7.99)    $  (5.18)    $  (0.39)    $   6.26     $   9.68
Distributions to shareowners:
   Net realized gain                                                   --        (0.30)       (3.24)       (2.22)       (1.49)
                                                                 --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                       $  (7.99)    $  (5.48)    $  (3.63)    $   4.04     $   8.19
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year                                     $  30.14     $  38.13     $  43.61     $  47.24     $  43.20
                                                                 ========     ========     ========     ========     ========
Total return*                                                      (20.96)%     (11.87)%      (0.75)%      14.63%       27.82%
Ratio of net expenses to average net assets+                         1.98%        1.99%        1.98%        1.98%        1.99%
Ratio of net investment loss to average net assets+                 (0.12)%      (0.41)%      (0.56)%      (0.50)%      (0.41)%
Portfolio turnover rate                                                 7%           6%          20%          10%           9%
Net assets, end of year (in thousands)                           $488,242     $680,820     $705,339     $593,145     $271,796
Ratios with reduction for fees paid indirectly:
   Net expenses                                                      1.97%        1.98%        1.96%        1.96%        1.96%
   Net investment loss                                              (0.11)%      (0.40)%      (0.54)%      (0.48)%      (0.38)%

*    Assumes initial investment at net asset value at the
     beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND
FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                          CLASS C                               12/31/02     12/31/01     12/31/00    12/31/99(A)    12/31/98
Net asset value, beginning of year                              $  37.74     $  43.15     $  46.76     $  42.76      $ 34.66
                                                                --------     --------     --------     --------      -------
Increase (decrease) from investment operations:
   Net investment loss                                          $  (0.54)    $  (0.06)    $  (0.12)    $  (0.09)     $ (0.04)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                             (7.34)       (5.05)       (0.25)        6.31         9.63
                                                                --------     --------     --------     --------      -------
         Net increase (decrease) from investment operations     $  (7.88)    $  (5.11)    $  (0.37)    $   6.22      $  9.59
Distributions to shareowners:
   Net investment income                                           (0.02)          --           --           --           --
   Net realized gain                                                  --        (0.30)       (3.24)       (2.22)       (1.49)
                                                                --------     --------     --------     --------      -------
Net increase (decrease) in net asset value                      $  (7.90)    $  (5.41)    $  (3.61)    $   4.00      $  8.10
                                                                --------     --------     --------     --------      -------
Net asset value, end of year                                    $  29.84     $  37.74     $  43.15     $  46.76      $ 42.76
                                                                ========     ========     ========     ========      =======
Total return*                                                     (20.87)%     (11.84)%      (0.72)%      14.68%       27.85%
Ratio of net expenses to average net assets+                        1.90%        1.94%        1.95%        1.96%        1.97%
Ratio of net investment loss to average net assets+                (0.03)%      (0.37)%      (0.54)%      (0.49)%      (0.39)%
Portfolio turnover rate                                                7%           6%          20%          10%           9%
Net assets, end of year (in thousands)                          $226,183     $282,616     $240,792     $156,739      $47,389
Ratios with reduction for fees paid indirectly:
   Net expenses                                                     1.89%        1.93%        1.92%        1.93%        1.93%
   Net investment loss                                             (0.02)%      (0.36)%      (0.51)%      (0.46)%      (0.35)%

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the
     beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER FUND
     FINANCIAL HIGHLIGHTS

                                        YEAR       YEAR       YEAR
                                       ENDED      ENDED      ENDED     5/6/99 TO
             CLASS Y(A)               12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period  $ 38.93    $ 44.34    $ 47.62     $ 46.44
                                      -------    --------   -------     -------
Increase (decrease) from investment
   operations:
   Net investment income              $  0.41    $  0.24    $  0.35     $  0.23
   Net realized and unrealized gain
      (loss) on investments and
      foreign currency transactions     (8.13)     (5.02)     (0.14)       3.41
                                      -------    --------   -------     -------
         Net increase (decrease)
            from investment
            operations                $ (7.72)   $ (4.78)   $  0.21     $  3.64
Distributions to shareowners:
   Net investment income                (0.39)     (0.33)     (0.25)      (0.24)
   Net realized gain                       --      (0.30)     (3.24)      (2.22)
                                      -------    --------   -------     -------
Net increase (decrease) in net asset
   value                              $ (8.11)   $ (5.41)   $ (3.28)    $  1.18
                                      -------    --------   -------     -------
Net asset value, end of period        $ 30.82    $ 38.93    $ 44.34     $ 47.62
                                      =======    ========   =======     =======
Total return*                          (19.92)%   (10.75)%     0.50%       8.00%
Ratio of net expenses to average net
   assets+                               0.70%      0.72%      0.72%       0.72%**
Ratio of net investment income to
   average net assets+                   1.17%      0.84%      0.70%       0.73%**
Portfolio turnover rate                     7%         6%        20%         10%
Net assets, end of period (in
   thousands)                         $80,262    $101,603   $12,566     $12,348
Ratios with reduction for fees paid
   indirectly:
   Net expenses                          0.69%      0.70%      0.70%       0.71%**
   Net investment income                 1.18%      0.86%      0.72%       0.74%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
 **   Annualized.
 +    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 27

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

     The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of

     PIONEER FUND

        the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At December 31, 2002 the Fund has reclassified $8,370 to increase accumulated realized loss on investments and $8,370 to increase accumulated undistributed net investment income. The reclassification

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02                       (CONTINUED)

        has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

        The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows.

---------------------------------------------------------
                                   2002          2001
DISTRIBUTIONS PAID FROM:
Ordinary income                 $40,269,599   $26,062,491
Long-term capital gain                   --    54,884,233
                                -----------   -----------
                                $40,269,599   $80,946,724
                                -----------   -----------
---------------------------------------------------------

       The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward:

----------------------------------------------------------
                                                  2002
Undistributed ordinary income                 $  1,174,004
Undistributed long-term gain                            --
Unrealized appreciation                        986,670,095
                                              ------------
Total                                         $987,844,099
                                              ------------
----------------------------------------------------------

       The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,413,696 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2002.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder

     PIONEER FUND

        Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

     F. SECURITY LENDING

        The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

     G. REPURCHASE AGREEMENTS

        With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02                       (CONTINUED)

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Fund Index. For the year ended December 31, 2002, the aggregate performance adjustment resulted in a decrease to management fees of $1,379,835, resulting in a management fee equivalent to 0.58% of the Fund's average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $2,882,675 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,595,474 in transfer agent fees payable to PIMSS at December 31, 2002.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to

     PIONEER FUND

     Class B and Class C shares. Included in due to affiliates is $1,687,809 in distribution fees payable to PFD at December 31, 2002.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2002, CDSCs in the amount of $1,940,484 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $496,143 under such arrangements.

     6. LINE OF CREDIT

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2002, the Fund had no borrowings under this agreement.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the

     PIONEER FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/02                       (CONTINUED)

     Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2002:

                                     CHART

                                       PURCHASES    SALES     DIVIDEND
                                       (SHARES)    (SHARES)    INCOME
             AFFILIATES                ---------   --------   --------      VALUE
John Wiley & Sons, Inc.                    --          --     $681,406   $83,900,544

     8. CHANGE IN INDEPENDENT AUDITORS

     On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

     PIONEER FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT AUDITORS

     TO THE BOARD OF TRUSTEES AND SHAREOWNERS
     OF PIONEER FUND:
   -----------------------------------------------------------------------------

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers where not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    [Ernst & Young LLP]

Boston, Massachusetts
February 18, 2003

--------------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS

   For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Core Equity Fund***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
(formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
(formerly Pioneer International Growth Fund)

SECTOR FUNDS
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

     *An investment in the Fund is not insured or guaranteed by the Federal
      Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

    **Name change effective July 30, 2001.

   ***Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

     +Name change effective September 21, 2001.

    ++Name change effective September 6, 2001.

   Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
         September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.
  36

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT AUDITORS
   Ernst & Young LLP

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS
   The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

      ------------------------------------------------------------------------------------
      INTERESTED TRUSTEES
                                     POSITION HELD
         NAME, AGE AND ADDRESS       WITH THE FUND    TERM OF OFFICE AND LENGTH OF SERVICE
      John F. Cogan, Jr. (76)*      Chairman of the   Trustee since 1982.
                                    Board, Trustee    Serves until retirement or removal.
                                    and President

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      ------------------------------------------------------------------------------------
      Daniel T. Geraci (45)**       Trustee and       Trustee since October, 2001. Serves
                                    Executive Vice    until retirement or removal.
                                    President

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      ------------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
                                     POSITION HELD
         NAME, AGE AND ADDRESS       WITH THE FUND    TERM OF OFFICE AND LENGTH OF SERVICE
      Mary K. Bush (54)             Trustee           Trustee since 1997.
      3509 Woodbine Street,                           Serves until retirement or removal.
      Chevy Chase, MD 20815

      ------------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (76)  Trustee           Trustee since 1992.
      Boston University Healthcare                    Serves until retirement or removal.
      Entrepreneurship Program,
      53 Bay State Road,
      Boston, MA 02215

      ------------------------------------------------------------------------------------
      Margaret B.W. Graham (55)     Trustee           Trustee since 1990.
      1001 Sherbrooke Street West,                    Serves until retirement or removal.
      Montreal, Quebec, Canada

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. ("PGAM");
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      ("PIM-USA"); Chairman and a Director of
      Pioneer and the various Momentum Funds;
      Director, Pioneer Alternative Investments;
      Director and Chairman of the Supervisory
      Board of Pioneer Czech Investment Company,
      a.s.; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      -------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Investment Management
      Shareholder Services, Inc. ("PIMSS") since
      October 2001; President and a Director of
      Pioneer and Pioneer Funds Distributor, Inc.
      ("PFD") (Chairman) since October 2001;
      Executive Vice President of all of the
      Pioneer Funds since October 2001; President
      of Fidelity Private Wealth Management Group
      from 2000 through October 2001; and
      Executive Vice President-Distribution and
      Marketing of Fidelity Investments
      Institutional Services and Fidelity
      Investments Canada Ltd. prior to 2000

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
      President, Bush International                Director and/or Trustee of Brady
      (international financial advisory firm)      Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      -------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; and
      University Professor, Boston University
      -------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Management,
      Faculty of Management, McGill University

      ----------------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS         POSITION HELD       TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (54)      Trustee              Trustee since 1982.
      One Boston Place, 28th                             Serves until retirement or removal.
      Floor,
      Boston, MA 02108

      ----------------------------------------------------------------------------------------
      Stephen K. West (74)          Trustee              Trustee since 1993.
      125 Broad Street,                                  Serves until retirement or removal.
      New York, NY 10004

      ----------------------------------------------------------------------------------------
      John Winthrop (66)            Trustee              Trustee since 1985.
      One North Adgers Wharf,                            Serves until retirement or removal.
      Charleston, SC 29401

      ----------------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS         POSITION HELD       TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (56)          Secretary            Since 1973.
                                                         Serves at the discretion of Board.
      ----------------------------------------------------------------------------------------
      Dorothy E. Bourassa (55)      Assistant Secretary  Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Vincent Nave (57)             Treasurer            Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Luis I. Presutti (37)         Assistant Treasurer  Since November, 2000.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Gary Sullivan (44)            Assistant Treasurer  Since May, 2002.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------
      Alan Janson (31)              Assistant Treasurer  Since July, 2002.
                                                         Serves at the discretion of Board.

      ----------------------------------------------------------------------------------------------
       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD
      President and Chief Executive Officer,         None
      Newbury, Piret & Company, Inc. (investment
      banking firm)

      ----------------------------------------------------------------------------------------------
      Senior Counsel, Sullivan & Cromwell (law       Director, The Swiss Helvetia Fund, Inc.
      firm)                                          (closed-end investment company), and AMVESCAP
                                                     PLC (investment managers)

      ----------------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc. (private  None
      investment firm)

      ----------------------------------------------------------------------------------------------
       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS              OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of all   None
      of the Pioneer Funds
      ----------------------------------------------------------------------------------------------
      Secretary of PIM-USA; Senior Vice              None
      President-Legal of Pioneer; and Secretary/
      Clerk of most of PIM-USA's subsidiaries since
      October 2000; Assistant Secretary of all of
      the Pioneer Funds since November 2000; Senior
      Counsel, Assistant Vice President and
      Director of Compliance of PIM-USA from April
      1998 through October 2000; Vice President and
      Assistant General Counsel, First Union
      Corporation from December 1996 through March
      1998

      ----------------------------------------------------------------------------------------------
      Vice President-Fund Accounting,                None
      Administration and Custody Services of
      Pioneer (Manager from September 1996 to
      February 1999); and Treasurer of all of the
      Pioneer Funds (Assistant Treasurer from June
      1999 to November 2000)

      ----------------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,      None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994 to
      1999); and Assistant Treasurer of all of the
      Pioneer Funds since November 2000

      ----------------------------------------------------------------------------------------------
      Fund Accounting Manager-Fund Accounting,       None
      Administration and Custody Services of
      Pioneer; and Assistant Treasurer of all of
      the Pioneer Funds since May 2002

      ----------------------------------------------------------------------------------------------
      Manager, Valuation Risk and Information
      Technology-Fund Accounting, Administration
      and Custody Services of Pioneer since March
      2002; and Assistant Treasurer of all of the
      Pioneer Funds since July 2002. Manager,
      Valuation Risk and Performance Reporting of
      Pioneer from June 2000 to February 2002;
      Member of Pioneer Pricing Group from 1996 to
      2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------
 RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Traditional IRA*
For anyone under age 70( 1/2) earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees.

Employees can decide whether to contribute. Employers must contribute.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
     * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information,
      call our Retirement Plans Information line at 1-800-622-0176.
  42

---------------------------------------------------------------------------

     403(b) Plan*
     Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.



     SEP-IRA
     The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.



     Profit Sharing Plan
     Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.



     Age-Based Profit Sharing Plan
     Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.



     Money Purchase Pension Plan (MPP)
     Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.



     Defined Benefit Pension Plan
     Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
     * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information,
      call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 55014
   Boston, Massachusetts 02208-5014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

PIONEER LOGO

PIONEER INVESTMENT MANAGEMENT, INC.                                12960-00-0203
60 STATE STREET                  (COPYRIGHT)2003 PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC

WWW.PIONEERFUNDS.COM                    (RECYCLE LOGO) PRINTED ON RECYCLED PAPER